Ivy Variable Insurance Portfolios

Supplement dated June 29, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2018

as supplemented May 8, 2018

The Board of Trustees (Board) of Ivy Variable Insurance Portfolios (Trust) has recently approved the reorganization of Ivy VIP Micro Cap Growth (Target Portfolio) into Ivy VIP Small Cap Growth (Acquiring Portfolio). The Board has determined that it is in the best interest of the Target Portfolio and its shareholders to approve the submission of an Agreement and Plan of Reorganization (Plan) to shareholders of the Target Portfolio, in which substantially all of the assets of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio (Reorganization). The Target Portfolio and the Acquiring Portfolio are managed by Ivy Investment Management Company (IICO). The Acquiring Portfolio is expected to pursue an investment objective that is similar to that of the Target Portfolio and the investment manager will continue to be IICO.

Under the Plan, shareholders of each class of the Target Portfolio would receive shares of a corresponding class of shares of the Acquiring Portfolio, equal in value to such shareholder’s investment in the Target Portfolio. The Reorganization is expected to be tax-free to shareholders for Federal income tax purposes.

A shareholder meeting for the Target Portfolio has been called for November 1, 2018, to consider the approval of its proposed Reorganization. If the Target Portfolio’s shareholders approve the Reorganization, the Reorganization is expected to close in the fourth quarter of 2018.

Existing shareholders may continue to make additional investments in the Target Portfolio until the closing date of the Reorganization, currently scheduled for early November. In anticipation of the Reorganization, the Target Portfolio will be closed to new shareholders on or around October 24, 2018.

In the third quarter of 2018, informational materials about the proposed Reorganization will be mailed to shareholders of record in the Target Portfolio as of July 25, 2018.

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